                                                                    EXHIBIT 20.2

                  Olympic Automobile Receivables Trust 1997 - A

                         Monthly Servicer's Certificate

        Accounting Date:                                   May 31, 1998
                                                          --------------
        Determination Date:                                June 5, 1998
                                                          --------------
        Distribution Date:                                June 15, 1998
                                                          --------------
        Monthly Period Ending:                             May 31, 1998
                                                          --------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.     Collection  Account  Summary

        Available Funds:
                           Payments Received                                                 $18,609,706.77
                           Liquidation Proceeds (excluding Purchase Amounts)                  $2,790,413.84
                           Current Monthly Advances                                              320,375.76
                           Amount of withdrawal, if any, from the Reserve Account                     $0.00
                           Monthly Advance Recoveries                                           (293,969.72)
                           Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                           Purchase Amounts - Liquidated Receivables                                  $0.00
                           Income from investment of funds in Trust Accounts                     $90,376.54
                                                                                             ---------------
        Total Available Funds                                                                                   $21,516,903.19
                                                                                                                ==============

        Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                          $0.00
                           Backup Servicer Fee                                                        $0.00
                           Basic Servicing Fee                                                  $442,288.70
                           Trustee and other fees                                                     $0.00
                           Class A-1  Interest Distributable Amount                                   $0.00
                           Class A-2  Interest Distributable Amount                             $478,305.50
                           Class A-3  Interest Distributable Amount                             $688,906.67
                           Class A-4  Interest Distributable Amount                             $912,759.38
                           Class A-5  Interest Distributable Amount                             $471,296.67
                           Noteholders' Principal Distributable Amount                       $15,810,594.88
                           Certificate Holders Interest Distributable Amount                    $328,995.51
                           Certificate Holders Principal Distributable Amount                 $1,991,258.80
                           Amounts owing and not paid to Security Insurer under
                               Insurance Agreement                                                    $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                           Spread Account Deposit                                               $392,497.09
                                                                                             ---------------
        Total Amounts Payable on Distribution Date                                                              $21,516,903.19
                                                                                                                ==============

                                     1997-A

II.      Available Funds

        Collected Funds (see V)
                               Payments Received                                             $ 18,609,706.77
                               Liquidation Proceeds (excluding Purchase Amounts)               $2,790,413.84    $21,400,120.61
                                                                                             ---------------

        Purchase Amounts                                                                                                 $0.00

        Monthly Advances
                               Monthly Advances - current Monthly Period (net)                    $26,406.04
                               Monthly Advances - Outstanding Monthly Advances
                                  not otherwise reimbursed to the Servicer                             $0.00        $26,406.04
                                                                                             ---------------

        Income from investment of funds in Trust Accounts                                                           $90,376.54
                                                                                                                ---------------

        Available Funds                                                                                         $21,516,903.19
                                                                                                                ===============

   III.    Amounts  Payable  on  Distribution  Date

              (i)(a)   Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                       $0.00

              (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

              (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                   $0.00

               (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                           Owner Trustee                                                              $0.00
                           Administrator                                                              $0.00
                           Indenture Trustee                                                          $0.00
                           Indenture Collateral Agent                                                 $0.00
                           Lockbox Bank                                                               $0.00
                           Custodian                                                                  $0.00
                           Backup Servicer                                                            $0.00
                           Collateral Agent                                                           $0.00              $0.00
                                                                                             --------------

             (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                        $442,288.70

             (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

             (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise reimbursed
                       to Servicer)                                                                                      $0.00

               (iv)    Class A-1  Interest Distributable Amount                                                          $0.00
                       Class A-2  Interest Distributable Amount                                                    $478,305.50
                       Class A-3  Interest Distributable Amount                                                    $688,906.67
                       Class A-4  Interest Distributable Amount                                                    $912,759.38
                       Class A-5  Interest Distributable Amount                                                    $471,296.67

               (v)     Noteholders' Principal Distributable Amount
                           Payable to Class A-1 Noteholders                                                              $0.00
                           Payable to Class A-2 Noteholders                                                     $15,810,594.88
                           Payable to Class A-3 Noteholders                                                              $0.00
                           Payable to Class A-4 Noteholders                                                              $0.00
                           Payable to Class A-5 Noteholders                                                              $0.00

               (vi)    Certificate Holders Interest Distributable Amount                                           $328,995.51

              (vii)    Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                       Holdback Subaccount (applies only on the Class A-1 Final Scheduled
                       Distribution Date)                                                                                $0.00

              (viii)   Certificate Principal Distributable Amount                                                $1,991,258.80

               (ix)    Amounts owing and not paid to Security Insurer under Insurance
                       Agreement                                                                                         $0.00
                                                                                                                 -------------

                       Total amounts payable on Distribution Date                                               $21,124,406.10
                                                                                                                ==============

                                     1997-A

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

               Amount of excess, if any, of Available Funds
                  over total amounts payable (or amount of such
                  excess up to the Spread Account Maximum Amount)                                              $392,497.09

        Reserve Account Withdrawal on any Determination Date:

               Amount of excess, if any, of total amounts payable over Available Funds
                  (excluding amounts payable under item (vii) of Section III)                                        $0.00

               Amount available for withdrawal from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                  (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                  of transfers of Subsequent Receivables)                                                            $0.00

               (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

               Amount of withdrawal, if any, from the Reserve Account                                                $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class A-1 Notes
               exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III             $0.00

               Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

               (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
               of Section III) shall be withdrawn by the Indenture Trustee from the
               Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
               Account for payment to the Class A-1 Noteholders)

               Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                  $0.00

        Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal
               from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                           $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the
               Class A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4
               Prepayment Amount, and the Class A-5 Prepayment Amount over (b) the amount on
               deposit in the Pre-Funding Account                                                                    $0.00

       Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
               the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
               pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                      $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
       Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
       Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
       Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                     1997-A

V.     Collected Funds
       Payments Received:
               Supplemental Servicing Fees                                                         $0.00
               Amount allocable to interest                                                 6,308,380.16
               Amount allocable to principal                                               12,301,326.61
               Amount allocable to Insurance Add-On Amounts                                        $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                           -------------

       Total Payments Received                                                                                   $18,609,706.77

       Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables                 3,051,112.11

               Less: (i) reasonable expenses incurred by Servicer
                  in connection with the collection of such Liquidated
                  Receivables and the repossession and disposition
                  of the related Financed Vehicles and (ii) amounts
                  required to be refunded to Obligors on such Liquidated Receivables         (260,698.27)
                                                                                          ---------------

        Net Liquidation Proceeds                                                                                  $2,790,413.84

        Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                        $0.00
               Amount allocable to interest                                                       $0.00
               Amount allocable to principal                                                      $0.00
               Amount allocable to Insurance Add-On Amounts                                       $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                            $0.00                   $0.00
                                                                                          --------------         --------------

        Total Collected Funds                                                                                    $21,400,120.61
                                                                                                                 ==============

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                           $0.00
               Amount allocable to interest                                                       $0.00
               Amount allocable to principal                                                      $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                            $0.00

        Purchase Amounts - Administrative Receivables                                                                     $0.00
               Amount allocable to interest                                                       $0.00
               Amount allocable to principal                                                      $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                          --------------

        Total Purchase Amounts                                                                                            $0.00
                                                                                                                 ==============

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                $659,541.24

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                             ($293,969.72)
               Liquidation Proceeds                                                               $0.00
               Purchase Amounts - Warranty Receivables                                            $0.00
               Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                          -------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                              ($293,969.72)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                             ($293,969.72)

           Remaining Outstanding Monthly Advances                                                                   $365,571.52

           Monthly Advances - current Monthly Period                                                                $320,375.76
                                                                                                                 --------------

           Outstanding Monthly Advances - immediately following the Distribution Date                               $685,947.28
                                                                                                                 ==============

                                     1997-A

  VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

           Payments received allocable to principal                                                               $12,301,326.61
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                            $5,500,527.07
           Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
           Cram Down Losses                                                                                                $0.00
                                                                                                                 ---------------

           Principal Distribution Amount                                                                          $17,801,853.68
                                                                                                                 ===============

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

           Multiplied by the Class A-1 Interest Rate                                                 5.500%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 25/360                                                         0.08611111                 $0.00
                                                                                           ---------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 ---------------

           Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===============

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)              $93,708,832.76

           Multiplied by the Class A-2 Interest Rate                                                 6.125%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $478,305.50
                                                                                           ---------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 ----------------

           Class A-2 Interest Distributable Amount                                                                   $478,305.50
                                                                                                                 ===============

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)             $129,170,000.00

           Multiplied by the Class A-3 Interest Rate                                                 6.400%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333           $688,906.67
                                                                                           ---------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 ---------------

           Class A-3 Interest Distributable Amount                                                                   $688,906.67
                                                                                                                 ===============

E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)             $165,330,000.00

           Multiplied by the Class A-4 Interest Rate                                                 6.625%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333          $912,759.38
                                                                                           ---------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 --------------

           Class A-4 Interest Distributable Amount                                                                  $912,759.38
                                                                                                                 ==============

                                     1997-A

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)             $83,170,000.00

           Multiplied by the Class A-5 Interest Rate                                                6.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333            $471,296.67
                                                                                           --------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 ---------------

           Class A-5 Interest Distributable Amount                                                                   $471,296.67
                                                                                                                 ===============


H.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                  $0.00
           Class A-2 Interest Distributable Amount                                            $478,305.50
           Class A-3 Interest Distributable Amount                                            $688,906.67
           Class A-4 Interest Distributable Amount                                            $912,759.38
           Class A-5 Interest Distributable Amount                                            $471,296.67

           Noteholders' Interest Distributable Amount                                                              $2,551,268.21
                                                                                                                 ===============

I.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                   $17,801,853.68

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
                100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
                Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
                (plus any funds remaining on deposit in the Pre-Funding Account)
                as of the Accounting Date for the preceding Distribution Date)                       88.81%      $15,810,594.88
                                                                                           ---------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                              $0.00
                                                                                                                 --------------

           Noteholders' Principal Distributable Amount                                                           $15,810,594.88
                                                                                                                 ==============

J.  Application of Noteholders' Principal Distribution Amount:

                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-1 Notes (equal to entire Noteholders' Principal
                Distributable Amount until the principal balance of the Class
                A-1 Notes is reduced to zero)                                                                            $0.00
                                                                                                                 =============

                Amount of Noteholders' Principal Distributable Amount payable to
                Class A-2 Notes (no portion of the Noteholders' Principal
                Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
                Distributable Amount)                                                                            $15,810,594.88
                                                                                                                 ==============

                                     1997-A

K.  Calculation of Certificate Holders Interest Distributable Amount

           Certificate Holders Monthly Interest Distributable Amount:

           Certificate Balance (as of the close of business
              on the preceding Distribution Date)                                          $59,367,611.17

           Multiplied by the Certificate Pass-Through Rate                                         6.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360         0.08333333            $328,995.51
                                                                                           ---------------

           Plus any unpaid Certificate Interest Carryover Shortfall                                                        $0.00
                                                                                                                 ---------------

           Certificate Holders Interest Distributable Amount                                                         $328,995.51
                                                                                                                 ===============

L.  Calculation of Certificate Principal Distributable Amount:

           Certificate Holders Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                   $17,801,853.68

           Multiplied by Certificateholders' Percentage ((i) for each Distribution
                Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0%
                until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                Distribution Amount, 100% minus the Noteholders' Percentage
                (computed after giving effect to the retirement of the Class A-1
                Notes) and (iii) for each Distribution Date thereafter, 100%
                minus Noteholders' Percentage)                                                      11.19%         $1,991,258.80
                                                                                           ---------------

           Unpaid Certificate Holders Principal Carryover Shortfall                                                        $0.00
                                                                                                                 ---------------

           Certificate Holders Principal Distributable Amount                                                      $1,991,258.80
                                                                                                                 ===============

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                      $0.00
                                                                                                                 --------------
                                                                                                                          $0.00
                                                                                                                 ==============

           Less:  withdrawals from the Pre-Funding Account in respect of transfers of
                Subsequent Receivables to the Trust occurring on a Subsequent
                Transfer Date (an amount equal to (a) $0 (the aggregate
                Principal Balance of Subsequent Receivables transferred to the
                Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to
                transfer of Subsequent Receivables over (ii) $0))                                                         $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to $100,000 or
                less as of the Distribution Date (see B below)                                                            $0.00
                                                                                                                 --------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                              Pre-Funded Amount                                                     $0.00
                                                                                           --------------
                                                                                                                          $0.00
                                                                                                                 ==============

                                     1997-A

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
              Funding Period (May 1997 Distribution Date) or the Pre-Funded Amount being reduced
              to $100,000 or less on any Distribution Date                                                       $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                 $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                          $0.00
           Class A-2 Prepayment Premium                                                                          $0.00
           Class A-3 Prepayment Premium                                                                          $0.00
           Class A-4 Prepayment Premium                                                                          $0.00
           Class A-5 Prepayment Premium                                                                          $0.00

           Certificate Prepayment Premium                                                                        $0.00

                                     1997-A

 X.     Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to Class
           A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, and Certificates:

                        Product of (x) 6.34% (weighted average interest of Class
                        A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                        Interest Rate, Class A-4 Interest Rate, Class A-5
                        Interest Rate and Certificate Interest Rate (based on
                        the outstanding Class A-1, Class A-2 Class A-3, Class
                        A-4, and Class A-5 principal balance and the Certificate
                        Balance), divided by 360, (y) $0.00 (the Pre-Funded
                        Amount on such Distribution Date) and (z) 0 (the number
                        of days until the May 1997 Distribution Date))                       $0.00

                        Less the product of (x) 2.5% divided by 360, (y) $0.00
                        (the Pre-Funded Amount on such Distribution Date) and
                        (z) 0 (the number of days until the April 1997
                        Distribution Date)                                                  ($0.00)
                                                                                           -------


        Requisite Reserve Amount                                                            ($0.00)
                                                                                           =======

        Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) as of the preceding Distribution Date or, in the case of the
          first Distribution Date, as of the Closing Date                                    $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
          in respect of transfers of Subsequent Receivables)                                 $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve Account
          (other than the Class A-1 Holdback Subaccount) over the Requisite
          Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of Subsequent Receivables)            ($0.00)

        Less: withdrawals from the Reserve Account (other than the Class A-1
           Holdback Subaccount) to cover the excess, if any, of total amount payable
           over Available Funds (see IV above)                                               $0.00
                                                                                           -------

        Amount remaining on deposit in the Reserve Account (other than the Class
           A-1 Holdback Subaccount) after the Distribution Date                             ($0.00)
                                                                                           =======

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
          Date, as applicable,                                                               $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
          Pool Balance after giving effect to the transfer of Subsequent
          Receivables on the Distribution Date or on a Subsequent Transfer Date
          preceding the Distribution Date))                                                  $0.00

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
           to cover a Class A-1 Maturity Shortfall (see IV above)                            $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
          the Indenture Trustee to the General Partners)                                     $0.00
                                                                                           -------

        Class A-1 Holdback Subaccount immediately following the Distribution Date            $0.00
                                                                                           =======

                                  1997-A

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period      $530,746,443.94
       Multiplied by Basic Servicing Fee Rate                                                1.00%
       Multiplied by Months per year                                                     0.083333%
                                                                                  ---------------

       Basic Servicing Fee                                                                           $442,288.70

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

       Supplemental Servicing Fees                                                                         $0.00
                                                                                                     ------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $442,288.70
                                                                                                                    ---============

XIII.  Information for Preparation of Statements to Noteholders

          a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                   $93,708,832.76
                   Class A-3 Notes                                                                                  $129,170,000.00
                   Class A-4 Notes                                                                                  $165,330,000.00
                   Class A-5 Notes                                                                                   $83,170,000.00

          b.   Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                   $15,810,594.88
                   Class A-3 Notes                                                                                            $0.00
                   Class A-4 Notes                                                                                            $0.00
                   Class A-5 Notes                                                                                            $0.00

          c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                   $77,898,237.88
                   Class A-3 Notes                                                                                  $129,170,000.00
                   Class A-4 Notes                                                                                  $165,330,000.00
                   Class A-5 Notes                                                                                   $83,170,000.00

          d.   Interest distributed to Noteholders
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                      $478,305.50
                   Class A-3 Notes                                                                                      $688,906.67
                   Class A-4 Notes                                                                                      $912,759.38
                   Class A-5 Notes                                                                                      $471,296.67

          e.   Remaining Certificate Balance                                                                         $57,376,352.37

          f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               7.  Certificate Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
               8.  Certificate Principal Carryover Shortfall, if any (and change in amount from preceding statement)          $0.00

                                     1997-A

         g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                           $0.00
              2.  Class A-1 Holdback Subaccount                                             $0.00
              3.  Claim on the Note Policy                                                  $0.00

         h.   Remaining Pre-Funded Amount                                                                                    $0.00

         i.   Remaining Reserve Amount                                                                                      ($0.00)

         j.   Amount on deposit on Class A-1 Holdback Subaccount                                                             $0.00

         k.   Prepayment amounts
                  Class A-1 Prepayment Amount                                                                                $0.00
                  Class A-2 Prepayment Amount                                                                                $0.00
                  Class A-3 Prepayment Amount                                                                                $0.00
                  Class A-4 Prepayment Amount                                                                                $0.00
                  Class A-5 Prepayment Amount                                                                                $0.00

         l.    Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                               $0.00
                  Class A-2 Prepayment Premium                                                                               $0.00
                  Class A-3 Prepayment Premium                                                                               $0.00
                  Class A-4 Prepayment Premium                                                                               $0.00
                  Class A-5 Prepayment Premium                                                                               $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                  paid by the Trustee on behalf of the Trust                                                            $442,288.70

         n.   Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                  Class A-1 Notes                                                                                       0.00000000
                  Class A-2 Notes                                                                                       0.32774418
                  Class A-3 Notes                                                                                       1.00000000
                  Class A-4 Notes                                                                                       1.00000000
                  Class A-5 Notes                                                                                       1.00000000

XV.    Information for Preparation of Statements to Certificateholders
         a.   Aggregate Certificate Balance as of first day of Monthly Period                                       $59,367,611.17

         b.   Amount distributed to Certificateholders allocable to principal                                        $1,991,258.80

         c.   Aggregate  Certificate Balance (after giving effect to
                 distributions on the Distribution Date)                                                            $57,376,352.37

         d.   Interest distributed to  Certificateholders                                                              $328,995.51

         e.   Remaining  Certificate Balance                                                                        $57,376,352.37

         f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $77,898,237.88
                  Class A-3 Notes                                                                                  $129,170,000.00
                  Class A-4 Notes                                                                                  $165,330,000.00
                  Class A-5 Notes                                                                                   $83,170,000.00

         g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00
              8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00

         h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                           $0.00
              2.  Spread Account                                                            $0.00
              3.  Claim on the Certificate Policy                                           $0.00

         i.   Remaining Pre-Funded Amount                                                                                    $0.00

         j.   Remaining Reserve Amount                                                                                      ($0.00)

         k.   Certificate Prepayment Amount                                                                                  $0.00

         l.   Certificate Prepayment Premium                                                                                 $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                            $442,288.70

         n.   Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                   0.74034003

                                     1997-A

XVI.    Pool Balance and Aggregate Principal Balance

                           Original Pool Balance at beginning of Monthly Period                   $774,999,994.84
                           Subsequent Receivables                                                           $0.00
                                                                                                  ----------------
                           Original Pool Balance at end of Monthly Period                         $774,999,994.84
                                                                                                  ================

                              Aggregate Principal Balance as of preceding Accounting Date           530,746,443.94
                              Aggregate Principal Balance as of current Accounting Date            $512,944,590.25


     Monthly Period Liquidated Receivables                           Monthly Period Administrative Receivables

                                   Loan #            Amount                                          Loan #                Amount
                     see attached listing        5,500,527.07                          see attached listing                  --
                                                        $0.00                                                              $0.00
                                                        $0.00                                                              $0.00
                                                        $0.00                                                              $0.00
                                                        -----                                                              -----
                                                $5,500,527.07                                                              $0.00
                                                =============                                                              =====

XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                          34,923,723.43

           Aggregate Principal Balance as of the Accounting Date                               $512,944,590.25
                                                                                               ----------------

           Delinquency Ratio                                                                                         6.80847875%


IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           ----------------------------------

                                      Name:  Scott R. Fjellman
                                      Title: Vice President / Securitization

                                     1997-A

               Olympic Automobile Receivables Trust 1997 - A

                          Performance Information

                For the Monthly Period Ending May 31, 1998


 I.     Original Principal Balance of the Securitization              $775,000,000.00

                           Age of Pool (in months)                                 15

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date)
           of all Receivables delinquent more than 30 days with
           respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                       $34,923,723.43

        Aggregate Principal Balance as of the Accounting Date                             $512,944,590.25
                                                                                         -----------------

        Delinquency Ratio                                                                                            6.80847875%
                                                                                                                 ===============


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                        6.80847875%

        Delinquency ratio - preceding Determination Date                                      5.92547226%

        Delinquency ratio - second preceding Determination Date                               5.71296746%
                                                                                         -----------------


        Average Delinquency Ratio                                                                                    6.14897282%
                                                                                                                 ===============


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                        $44,883,433.60

              Add: Sum of Principal Balances (as of the Accounting Date)
                      of Receivables that became Liquidated Receivables
                      during the Monthly Period or that became Purchased
                      Receivables during Monthly Period (if delinquent more
                      than 30 days with respect to any portion of a Scheduled
                      Payment at time of purchase)                                                                 $5,500,527.07
                                                                                                                  --------------

        Cumulative balance of defaults as of the current Accounting Date                                          $50,383,960.67

                      Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                            7,337,319.81

                          Percentage of 90+ day delinquencies applied to defaults                  100.00%        $7,337,319.81
                                                                                           --------------        --------------

        Cumulative balance of defaults and 90+ day delinquencies as of the current
         Accounting Date                                                                                         $57,721,280.48
                                                                                                                 ==============




 V.     Cumulative Default Rate as a % of Original Principal Balance

        Cumulative Default Rate - current Determination Date                                    7.4479072%

        Cumulative Default Rate - preceding Determination Date                                  6.8312268%

        Cumulative Default Rate - second preceding Determination Date                           6.1395767%

                                     1997-A

VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                   $24,034,877.52

                      Add: Aggregate of Principal Balances as of the Accounting Date
                              (plus accrued and unpaid interest theron to the end of the
                              Monthly Period) of all Receivables that became Liquidated
                              Receivables or that became Purchased Receivables
                              and that were delinquent more than 30 days with
                              respect to any portion of a Scheduled Payment as of the
                              Accounting Date                                               $5,500,527.07
                                                                                            -------------

                            Liquidation Proceeds received by the Trust                     ($2,790,413.84)           $2,710,113.23
                                                                                            --------------           -------------

         Cumulative net losses as of the current Accounting Date                                                    $26,744,990.75

                            Sum of Principal Balances (as of the Accounting Date)
                               of 90+ day delinquencies                                     $7,337,319.81

                                Percentage of 90+ day delinquencies applied to losses               40.00%           $2,934,927.92
                                                                                            -------------           --------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $29,679,918.67
                                                                                                                    ==============




 VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                          3.8296669%

         Cumulative Net Loss Rate - preceding Determination Date                                                        3.5172009%

         Cumulative Net Loss Rate - second preceding Determination Date                                                 3.2443622%


VIII.    Classic/Premier Loan Detail

                                                          Classic                        Premier                         Total
                                                          -------                        -------                         -----
         Aggregate Loan Balance, Beginning           $ 267,560,402.37                $263,186,041.57               $530,746,443.94
           Subsequent deliveries of Receivables                  0.00                           0.00                          0.00
           Prepayments                                  (2,020,783.92)                 (2,962,173.55)                (4,982,957.47)
           Normal loan payments                         (3,349,632.20)                 (3,968,736.95)                (7,318,369.15)
           Defaulted Receivables                        (3,282,743.95)                 (2,217,783.12)                (5,500,527.07)
           Administrative and Warranty Receivables               0.00                           0.00                          0.00
                                                     ----------------                ---------------               ---------------
         Aggregate Loan Balance, Ending               $258,907,242.30                $254,037,347.95               $512,944,590.25
                                                     ================                ===============               ===============

         Delinquencies                                  22,569,656.49                  12,354,066.94                $34,923,723.43
         Recoveries                                     $1,626,685.25                  $1,163,728.59                 $2,790,413.84
         Net Losses                                      1,656,058.70                   1,054,054.53                 $2,710,113.23


VIII.    Other  Information  Provided  to  FSA

         A.         Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date           $512,944,590.25
                    Multiplied by:  Credit Enhancement Fee  (19 bp's) * (30/360)             0.0158%
                                                                                    ---------------
                        Amount due for current period                                                                   $81,216.23
                                                                                                                   ===============

         B.         Dollar amount of loans that prepaid during the Monthly Period                                    $4,982,957.47
                                                                                                                   ===============

                    Percentage of loans that prepaid during the Monthly Period                                         0.97144167%
                                                                                                                   ===============

                                     1997-A

         Spread Account Information                                                             $                    %
         Beginning Balance                                                                $28,152,251.07        5.48836104%

         Deposit to the Spread Account                                                       $392,497.09        0.07651842%
         Spread Account Additional Deposit                                                         $0.00        0.00000000%
         Withdrawal from the Spread Account                                                        $0.00        0.00000000%
         Disbursements of Excess                                                          ($1,827,516.73)      -0.35627956%
         Interest earnings on Spread Account                                                 $188,889.89        0.03682462%
                                                                                          --------------        -----------

           Sub-Total                                                                      $26,906,121.32        5.24542452%
           Spread Account Recourse Reduction Amount                                        $9,000,000.00        1.75457548%
                                                                                          --------------        -----------
           Ending Balance                                                                 $35,906,121.32        7.00000000%
                                                                                          ==============        ===========

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association           $35,906,121.32        7.00000000%
                                                                                          ==============        ===========


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of March 3, 1997

-----------------------------------------------------------------------------------------------------------------------------
                            Loss                       Default                    Loss Event                    Default Event
  Month                  Performance                 Performance                  of Default                     of Default
-----------------------------------------------------------------------------------------------------------------------------
    3                       0.85%                       2.04%                        1.06%                          2.56%
    6                       1.70%                       4.08%                        2.12%                          5.10%
    9                       2.46%                       5.91%                        3.07%                          7.39%
    12                      3.14%                       7.55%                        3.92%                          9.44%
    15                      4.04%                       9.72%                        5.05%                         12.16%
    18                      4.86%                       11.70%                       6.07%                         14.63%
    21                      5.58%                       13.42%                       6.97%                         16.78%
    24                      6.20%                       14.92%                       7.75%                         18.66%
    27                      6.52%                       15.70%                       8.15%                         19.63%
    30                      6.79%                       16.33%                       8.48%                         20.43%
    33                      7.02%                       16.89%                       8.77%                         21.11%
    36                      7.21%                       17.36%                       9.02%                         21.71%
    39                      7.31%                       17.59%                       9.13%                         21.99%
    42                      7.38%                       17.77%                       9.23%                         22.21%
    45                      7.44%                       17.92%                       9.30%                         22.40%
    48                      7.50%                       18.04%                       9.37%                         22.56%
    51                      7.54%                       18.14%                       9.42%                         22.69%
    54                      7.57%                       18.23%                       9.46%                         22.79%
    57                      7.60%                       18.29%                       9.50%                         22.87%
    60                      7.62%                       18.34%                       9.52%                         22.93%
    63                      7.63%                       18.37%                       9.54%                         22.97%
    66                      7.64%                       18.39%                       9.55%                         23.00%
    69                      7.65%                       18.40%                       9.56%                         23.01%
    72                      7.65%                       18.41%                       9.56%                         23.02%
-----------------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 7.33%                      Yes________           No____X____

           Cumulative Default Rate (see above table)                                     Yes________           No____X____

           Cumulative Net Loss Rate (see above table)                                    Yes________           No____X____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                           Yes________           No____X____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                              Yes________           No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be
           continuing                                                                    Yes________           No____X____

           To the knowledge of the Servicer, a prior Capture Event has been
           cured by a permanent waiver                                                   Yes________           No____X____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of
           Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           ----------------------------------

                                      Name:  Scott R. Fjellman
                                             --------------------------------
                                      Title: Vice President / Securitization

                                     1997-A